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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

Exhibit 10.40

ADVERTISING AGREEMENT
INSERTION ORDER

COMPANY

Agency:		Company:
Name:		Name:	MyAreaGuide.com, Inc.
City:		City:	St. George
State:		State:	Utah
Zip Code:		Zip Code:	84790
Contact Name:		Contact Name:	Dustin Moore
Phone Number:		Phone Number:	(435) 652-3056
Fax Number:		Fax Number:	439-652-3066

Payment To:	☒ Company
	☐ Agency*	*If Agency specified, any payment to Agency shall constitute payment to Company and proof of payment to Agency constitutes proof of payment to Company for all purposes.

CAMPAIGN SUMMARY

Start Date: August 1, 2005	Number of Days: 760
End Date:
Term 1: August 1, 2005 - July 31, 2006
Term 2: August 1, 2006 - July 31, 2007

Notwithstanding anything to the contrary herein, or in the Orbitz Schema Adapter Service Subscription Agreement or Orbitz Advertising Terms and Conditions, other party may terminate this Agreement at the end of Term 1 or Term 2 upon thirty (60) days' prior notice to the other party.

Total Ad Units:	Total Fee:
☐ Impression
☐ Click through
☐ Other

Advertisements

Ad Unit	Size/Positioning	Total Number	Monthly Target (If Applicable)	Total Cost Per Unit or CPM (specify)	Preemptable

☐ Impression		***	***	***	☐ Preemptable
☒ Click Through					☒ Non-Preemptable
☐ Other

☐ Impression					☐ Preemptable
☐ Click Through					☐ Non-Preemptable
☐ Other

☐ Impression					☐ Preemptable
☐ Click Through					☐ Non-Preemptable
☐ Other

☐ Impression					☐ Preemptable
☐ Click Through					☐ Non-Preemptable
☐ Other

PAYMENT SCHEDULE

Payment schedule*:	☒ Monthly
☐ Quarterly
☐ Other
*
Payments due within 30 days of invoice receipt. Fees include any applicable value added, sales, use, excise, property or other such taxes.

ORBITZ ADVERTISING AGREEMENT

This Agreement is in the following parts:

☒
Orbitz Insertion Order

☒
Orbitz Advertising Terms and Conditions (attached and hereby incorporated by reference)

MyAreaGuides Terms and Conditions (If applicable, check box and attach to Agreement)

This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument. Once signed, any reproduction of this Agreement made by reliable means (e.g. photocopy, fax) is considered an

200 South Wacker Drive    •    19th Floor    •    Chicago, Illinois 60606
voice 312.894.5000 • fax 312.894.5157
© 2001 Orbitz, LLC, Confidential and Proprietary

ADVERTISING AGREEMENT
INSERTION ORDER

original. By signing below the partners agree to the Orbitz Advertising Agreement, including all parts listed above.

Orbitz LLC		Company
Print Name	Randy Wagner	Print Name:	Dustin Moore
Date	August 05, 2005	Date	Aug 03, 2005
Title	Chief Marketing Officer	Title:	VP Sales
Signature	/s/ Randy Wagner	Signature	/s/ Dustin Moore

200 South Wacker Drive    •    19th Floor    •    Chicago, Illinois 60606
voice 312.894.5000 • Fax 312.894.5157
© 2001 Orbitz, LLC, Confidential and Proprietary

        1.     INSERTION ORDERS. These terms and conditions ("Standard Terms") shall govern any insertion order ("lO") submitted by Orbitz and accepted by Company. Subject to these Standard Terms, Company agrees to make commercially reasonable efforts to display the Advertisements as set forth in the IO on the dates specified in the IO. Company represents that it has sufficient inventory available to deliver the Ad Units promised in the IO. Company will use commercially reasonable efforts, unless otherwise mutually agreed, (a) to deliver the number of Ad Units promised in the IO; (b) to deliver such Ad Units starting with the start date and ending with the end date set forth in the IO; and (c) to spread such Ad Units evenly throughout the term of the Agreement. An "impression" means each occurrence of a display of an Advertisement and a "click through" means each time a Company web site user ("User") clicks on an Advertisement.

        2.     TERMS OF PAYMENT. Unless otherwise set forth in the IO. Company will invoice Orbitz at the end of each calendar month for the Ad Units actually delivered during such month. Orbitz will pay Company within thirty (30) days of receipt of the invoice. Any late payment will accrue interest at the lesser of 1% per month or the maximum interest allowable under applicable law. Company has approved the use of a third party ad server in connection with this Agreement. Orbitz may monitor the delivery statistics through its third party ad server ("Independent Delivery Statistics) and if the Ad Units reported by Company are equal to a number that is 105% or more of the Independent Delivery Statistics in any month, the Independent Delivery Statistics for that month shall govern the parties' obligations under this Agreement for such period (including Orbitz's payment obligations), provided that Orbitz provides information sufficient to document the Independent Delivery Statistics. Company will not charge Orbitz for Duplicate Clicks. "Duplicate Clicks" shall mean clicks on the same link within the same browser session. Ad Units that do not comply with the terms of this Agreement will not count toward Orbitz's payment obligations.

        3.     SUBMISSION OF ADVERTISING. Orbitz will deliver all Advertisements to Company no later than 2 days before the scheduled Start Date. Orbitz hereby grants to Company a non-exclusive, worldwide, fully paid license to use, perform, reproduce, display, transmit and distribute the Advertisement and all contents therein, including Orbitz trademarks and logos, solely for the purpose of fulfilling Company's obligations pursuant to this Agreement.

        4.     PLACEMENT AND POSITIONING.

          a.     General. Company will provide the placements, and positioning specified within the IO, provided, however, that if no placement or positioning is specified in the IO, then placement or positioning shall be at the discretion of Company, subject to its obligations and representations set forth in Section 1. Advertising shall be placed only on the Site specified on the IO unless otherwise agreed by Orbitz.

          b.     Major Changes. Company will provide reasonable prior written notice of any comprehensive and material changes in the purpose or content of the Company's Site or business model that materially impact the demographic profile of visitors or ability of Company to provide any placement or positioning specified in the IO ("Major Changes"). Within 10 business days of receipt of a notice of a Major Change (or if Orbitz reasonably determines a Major Change has occurred without notice) Orbitz may terminate the IO upon 5 days written notice.

          c.     No Incentives. If payment is based on click-throughs, Company shall not provide payments, bonuses, or other rewards to Users or require click-throughs to obtain the benefits of the Company's web site and/or services to incentivize click-throughs.

          d.     Tarnishment. Company shall use commercially resonable efforts to ensure the advertisements are not placed in any context that harms the goodwill or reputation of Orbitz or that dispurages or brings Orbitz into disrepute, including but not limited to web sites that contain indecent, illegal, misleading, harmful, abusive, harassing, libelous, defamatory, or other offensive materials. If Orbitz reasonably requests that its advertisements be removed from or not placed in any such context Company will use commercially reasonable efforts to comply with such request promptly.

          e.     Direct Marketing E-mail. The following paragraph shall apply only if the IO specifies that Ad Units will be placed in and/or delivered via e-mall; Company represents and warrants (i) that, to the best of its knowledge, the e-mail lists used to perform its obligations under this Agreement consist solely of recipients who have agreed to receive e-mail of the type to be delivered pursuant to this Agreement and (ii) that its marketing practices comply with all applicable laws, including laws concerning, privacy and unsolicited commercial e-mail. Company will Indemnify, defend and hold Orbitz harmless from and against any and all costs, liabilities, losses, and expenses (including, but not limited to reasonable attorneys' fees) resulting from any claim, suit, action, or proceeding brought by any third party arising from (i) the direct marketing email message supplied or used by Company (excluding any content supplied by Orbitz or its agent) or (ii) from the use or collection of any e-mail address or any marketing practice used to deliver the e-mail message.

          f.      Domestic Traffic. Company acknowledges that Orbitz may sell travel services to customers located in the United States only. Company will use commercially reasonable efforts to display Advertisements on web pages directed at U.S. customers, and will in no event display Advertisements on web pages directed primarily at non-U.S. residents. If payment is based on click-throughs. Orbitz will not pay for click-throughs from users originating from outside of the U.S. (as indicated by a non-US domain or ISP, or Other indicia showing non-U.S. origin).

        5.     RIGHT TO REJECT ADVERTISEMENT. Orbitz will use commercially reasonable efforts to comply with Company's policies concerning the technical specifications for and content of advertising ("Advertising Policies"). provided that Company provides Orbitz with actual written notice of the Advertising Policies. Company may reject, suspend, or cancel any Advertisement for failure to comply with its then-current Advertising Policies, provided that (a) It provides Orbitz with notice and reasonable opportunity to supply substitute Advertisements; (b) such Advertisings Policies are generally applicable to its advertisers and are in fact applied to its advertisers in general and not selectively to Orbitz; and (c) such Advertising Policies shall apply only to the Advertisement's content or compliance with technical specifications and not to economic performance or response rate. Company may also suspend or cancel any Advertisement without prior notice (but will provide notice after the fact) (a) if directed to do so by any law enforcement agency, court, or other governmental agency, or (b) if it reasonably determines that the Advertisement may subject Company to criminal or civil liability for any reason.

        6.     MAKE-GOODS.
If Company fails to publish an Advertisement in accordance with the schedule provided in the IO, or in the event of any other failure, technical or otherwise of an Advertisement to appear as provided in the IO, Company shall, at Orbitz's sole choice and discretion, provide one of the following remedies: (a) placement of substitute Advertising at a later time during the Term of the IO (if still unexpired) in a comparable position, (b) extension of the End Date specified in the IO for the sooner of 30 days, during which time the required number of Ad Units will be delivered, (c) a pro rata refund of pre-paid advertising fees (if any) attributable to undelivered Ad Units, or (d) termination of the IO without further delivery of Ad Units.

        7.     LIMITATIONS OF LIABILITY.

          a.     Remedy. If Company fails to publish an Advertisement in accordance with the schedule provided in the IO, fails to deliver the number of Ad Units specified in the IO (if any) by the End Date specified in the IO, or in the event of any other failure, technical or otherwise of such Advertisement to appear as provided in the IO, the sole liability of Company, if any, and exclusive remedy of Orbitz shall be limited to, at Company's sole discretion placement of a mutually agreeable substitute Advertisement at a later time in a comparable position, extension of the End Date specified in the IO until the total Ad Units are delivered, or a pro rata refund of pre-paid advertising fees (if any) attributable to undelivered Ad Units for the then current Term.

          b.     NO CONSEQUENTIAL DAMAGES. EXCEPT WITH RESPECT TO ANY INDEMNIFICATION PROVIDED HEREUNDER, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE FOR CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE

  OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF GOODWILL, USE OF OR RELIANCE ON THE SERVICES PROVIDED HEREUNDER. STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. EXCEPT WITH RESPECT TO ANY INDEMNIFICATION PROVIDED HEREUNDER, IN NO EVENT WILL THE AGGREGATE LIABILITY THAT EITHER PARTY MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE GREATER OF THE TOTAL AMOUNT PAYABLE TO COMPANY BY ORBITZ DURING THE PRECEDING YEAR OR $1000. THE LIMITATIONS, EXCLUSIONS AND DISCLAIMERS SET FORTH IN THIS SECTION WILL NOT APPLY ONLY IF AND TO THE EXTENT THAT THE LAW OR A COURT OF COMPETENT JURISDICTION REQUIRES LIABILITY UNDER APPLICABLE LAW BEYOND AND DESPITE THESE LIMITATIONS, EXCLUSIONS AND DISCLAIMERS.

          c.     Limitations. Without limiting the foregoing, neither party shall have any liability for any failure or delay resulting from any governmental action, fire, flood, insurrection, earthquake, power failure, riot, explosion, embargo, strikes whether legal or illegal, labor or material shortage, transportation interruption of any kind, work slowdown, actions or inaction of third parties, third party equipment not within the sole control of the party, or any other condition affecting production or delivery in any manner beyond the reasonable control of the party.

        8      INDEMNIFICATION.

          a.     Indemnity. Company and Orbitz will each indemnify (the "Indemnifying Party"), defend and hold the other (the "Indemnified Party") harmless from and against any and all costs, liabilities, losses, and expenses (including, but not limited to, reasonable attorneys' fees) (collectively, "Losses") resulting from any claim, suit, action, or proceeding (each, an "Action") brought by any third party against the Indemnified Party arising from or alleging (i) the infringement or misappropriation of any intellectual property right by the Indemnifying Party relating to the Indemnifying Party's web site, services, products, or content or advertising provided by the Indemnifying Party (or its agent) to the Indemnified Party for use under this Agreement but excluding any infringement contributorily caused by the Indemnified Party) (ii) violation of any privacy right by the Indemnifying Party, or (iii) fraud, misrepresentation, or violation of applicable law or regulation relating to the Indemnifying Party's web site, services, products, or content or advertising provided by the Indemnifying Party (or its agent) to the Indemnified Party for use under this Agreement (but excluding any fraud, misrepresentation, or violation of applicable law or regulation contributorily caused by the Indemnified Party).

          b.     Indemnification Notice and Cooperation. Each of Company's and Orbitz's indemnification obligations hereunder shall be subject to (i) receiving prompt written notice of the existence of any Action or Loss; (ii) being able to, at its option, control the defense of such Action; (iii) permitting the Indemnified Party to participate in the defense at any Action at its own costs; and (iv) receiving full cooperation of the indemnified Party in the defense thereof.

        9.     TERM AND TERMINATION.

          a.     Testing Term. The parties hereby agree to engage in an initial term which shall be referred to as the "Testing Term." Said Testing Term shall commence on May 23, 2005 and continue to August 31, 2005, during which time neither party, except in the event of a material breach hereof, may terminate this Agreement.

          b.     Termination. Either party may terminate this Agreement at the end of the Testing Term so long as written notice is delivered to the non-terminating party at least thirty (30) days prior to the end of the Testing Term. In the event no such notice is given, then the Agreement shall continue through the Terms of the Agreement as described below, and may only be terminated according to the terms set forth below.

          c.     Term. The term of this Agreement ("Term") commences on the Start Date set forth in the IO and terminates on the End Date set forth in the IO, unless earlier terminated pursuant to this Section.

          d.     Renewal. Subject to Section 9(b) above, this Agreement shall automatically renew for successive one year terms upon the End Date and each anniversary thereafter. Either party may terminate this Agreement immediately if the other party is in material breach and fails to cure within thirty (30) days of written notice from the other party.

          e.     Termination Consequences. Upon the expiration or termination of this Agreement for any reason, (i) any rights granted will immediately cease; (ii) all unpaid fees and other charges for Ad Units delivered through the date of termination will be invoiced and paid in accordance with this Agreement; and (iii) Company will pay Orbitz a pro rata refund of any advertising fees (if any) attributable to any Ad Units for which Orbitz has paid, but Company has not actually delivered. The provisions of Sections 6, 7, 8, 9, and 10 will survive the expiration or termination of this Agreement.

        10.   MAG NETWORK. As used herein, the "MAG Network" shall mean a network of multiple websites which are owned, hosted, controlled, and/or contractually affiliated with Company. All services and advertising shall be displayed on the MAG Network as a whole. with the exception of those sites which opt out of this particular portion of the Company content and/or advertising. The option of any particular site within the MAG Network not to accept the advertising and/or content shall not be deemed a breach by Company. For all purposes, any reference to the MAG Network site or sites in the Insertion Order shall expressly refer to the MAG Network, and not to any particular site.

        11.   MISCELLANEOUS

          a.     Confidentiality. Each party shall protect the other's confidential information with reasonable care, and shall not disclose it without the other party's prior written permission, unless legally compelled to do so. "Confidential information" is nonpublic information that a disclosing party designates as being confidential or that, under the circumstances surrounding receipt, receiving party should know is treated as confidential, including business policies or practices, usage statistics and other related statistics, technical information, and the terms of this Agreement.

          b.     Assignment. Neither party may assign or transfer this Agreement or any of its rights or obligations without the other party's prior written approval. Any attempt to do so without approval will be void.

          c.     Interpretation. These Standard Terms and the IO, together with any exhibits attached thereto, constitute the entire agreement between the parties with respect to the subject matter thereto and supersedes all proposals, warranties, prior agreements, or any other communications between the parties relating to the subject matter. In the event of any inconsistency between the IO and the Standard Terms, the Standard Terms shall control. This Agreement will be governed by and interpreted in accordance with the law of the state of Illinois, excluding its conflict of law principles and the parties hereby consent to the jurisdiction of the federal and state courts located in Cook County, Illinois, waiving any objection to forum non conveniens. Except as otherwise provided above, any waiver, amendment or order modification of this Agreement will not be effective unless in writing and signed by the party against whom enforcement is sought. If any provision of this Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Agreement.

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  Exhibit 10.40